Income Taxes	12 Months Ended
Dec. 31, 2024
Income Taxes [Abstract]
INCOME TAXES
13.	INCOME TAXES

On August 16, 2022, the U.S. government enacted the Inflation Reduction Act of 2022, which is effective on January 1, 2023 and contains provisions implementing a 15% minimum corporate income tax on book income of certain large corporations, a 1% excise tax on net stock repurchases and several tax incentives to promote clean energy. While the company is continuing to evaluate the impact of these provisions, at this time, they are not expected to have a material impact on the company’s Consolidated Financial Statements.

The components of the provision for income taxes are as follows:

	Year Ended December 31,
	2024	2023	2022

Current income tax expense/(benefit):
US-Federal	-	-	-
US-State	-	-	-
Foreign	877	(1,968)	3,805
Total current income tax expense/(benefit)	877	(1,968)	3,805
Deferred tax expense/(benefit):
US-Federal	(2,370)	(991)	(2,421)
US-State	(564)	(236)	(576)
Foreign	9,725	5,378	(1,474)
Total deferred tax expense/(benefit)	6,791	4,151	(4,471)

Total income tax expense/(benefit)	7,668	2,183	(666)

Effective tax rates of 12.44% for 2024, 17.22% for 2023 and (37.48%) for 2022 differ from the federal statutory rate applied to income before income taxes due to the following:

	Year Ended December 31,
	2024	2023	2022

Federal income tax benefit at the statutory rate	(2,370)	(991)	(2,421)
Effect of:
State income taxes	(564)	(236)	(576)
Foreign taxes	10,602	3,494	2,331
Other, net	-	(84)	-
Income tax expense/(benefit)	7,668	2,183	(666)

The Company’s net deferred tax assets/(liabilities) were as follows:

	As of December 31,
	2024	2023

Deferred tax assets:
Impairment loss on digital assets	-	210
Impairment loss on mining equipment	5,181	3,081
Net operating loss carryforwards	7,742	6,320
Credit loss provision for receivables	81	81
Impairment loss on assets held by FTX	-	1,356
Limits on interest expense deduction	3,683	2,087
Total gross deferred tax assets	16,687	13,135

Deferred tax liabilities:
Digital assets	(15,072)	(5,470)
Depreciation of equipment	(8,086)	(7,345)
Total gross deferred liabilities	(23,158)	(12,815)

Net deferred tax assets/(liabilities)	(6,471)	320

	As of December 31,
	2024	2023

Deferred tax assets/liabilities):
United States	7,158	4,224
United Arab Emirates	1,443	-
Singapore	(15,072)	(3,904)
Net deferred tax assets/(liabilities)	(6,471)	320

Net operating loss carryforwards: Ethereal US has approximately $19.57 million and $4.66 million of federal and state tax Net Operating Losses (“NOLs”), respectively, that may be available to offset future taxable income. Under the Tax Cuts and Jobs Act, $19.57 million federal and $4.66 million state NOLs incurred after December 31, 2017 are carried forward indefinitely but may be limited in utilization to 80% of taxable income.

The Company has not identified any uncertain tax positions requiring a reserve as of December 31, 2024, and 2023. The Company’s policy is to recognize interest and penalties that would be assessed in relation to the settlement value of unrecognized tax benefits as a component of income tax expense. The Company did not accrue either interest or penalties for the years ended December 31, 2024, and 2023.

The Company and its subsidiaries are subject to U.S. federal income tax as well as income taxes in various state and foreign jurisdictions. The Company files federal, states, and foreign income tax returns. The 2022-2023 tax years generally remain subject to examination by the IRS and various state taxing authorities, although the Company is not currently under examination in any jurisdiction.